Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report: January 20, 2011

INTERNATIONAL DEVELOPMENT AND ENVIRONMENTAL HOLDINGS
(Name of Registrant as specified in its charter)

Nevada	000-54106	32-0237237
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1173A Second Avenue
Suite 327
New York, NY 10065
 (Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 20, 2011, Matthew Schilowitz resigned from the Company’s Board of Directors.  To the knowledge of the Company, there was no disagreement between the Company and Mr. Schilowitz which resulted in the resignation.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:                      February 15,  2011

International Development and Environmental Holdings

/s/ Scott Lieberman
By: Scott Lieberman, CEO